EXHIBIT 23.(a)

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



To EA Industries, Inc:


As independent public accountants, we hereby consent to the incorporation by reference of our report dated March 25, 1996, included in this Form 10-K, into the Company's previously filed Registration Statement File Nos. 333-257, 33-81892, 33-88056, 33-59509 and 33-59511.


                                              /s/ Arthur Andersen LLP
                                              ----------------------------
                                              ARTHUR ANDERSEN LLP

Roseland, New Jersey
March 25, 1996